CERTIFICATE OF INCORPORATION
OF A PRIVATE LIMITED COMPANY

Company No. 6946903

The Registrar of Companies for England and Wales hereby certifies tha

TRILLIANT DIAMONDS LIMITED

is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.

Given at Companies House, Cardiff, the 29th June 2009

THE OFFICIAL SEAL OF THE
REGISTRAR OF COMPANIES

Companies House
— for the record —

The above information was communicated in non-legible form and authenticated by the Registrar of Companies under section 710A of the Companies Act 1985